Exhibit 10.3
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 13, 2023, is made among CHESAPEAKE UTILITIES CORPORATION, a Delaware corporation (the “Borrower”), PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (as defined in the Existing Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto. Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Amended Credit Agreement described below.

RECITALS:

A.The Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of August 12, 2021, (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 11, 2022, as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 9, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Lenders have made available to the Borrower (i) a five-year revolving credit facility in an aggregate principal amount not to exceed $200,000,000, including therein a swing loan subfacility and a letter of credit subfacility and (ii) a 364-day revolving credit facility in an aggregate principal amount not to exceed $175,000,000.

B.The Borrower has requested that the Administrative Agent and the Lenders amend the Existing Credit Agreement in such a manner that, upon giving effect to such amendments, the Existing Credit Agreement as so amended would contain the terms, covenants and other provisions set forth in Section 1 below (the Existing Credit Agreement, as amended hereby, the “Amended Credit Agreement”).

C.The Administrative Agent and each Lender signatory hereto are willing to so amend the Existing Credit Agreement on the terms and conditions set forth herein.

In consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, the Existing Credit Agreement is hereby amended as follows:

(a)The following defined term is hereby added to Section 1.1 of the Existing Credit Agreement to appear in alphabetical order therein:

““Florida City Gas Acquisition” shall mean the acquisition by the Borrower of all issued and outstanding equity interests of Pivotal Utility Holdings, Inc., a New Jersey corporation, pursuant to the Stock Purchase Agreement, dated as of September 26, 2023, by and among the Borrower and Florida Power & Light Company, a Florida corporation.”

(b)Section 9.8 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“9.8    Maximum Funded Indebtedness to Total Adjusted Capitalization Ratio. Will not, as of the last day of each fiscal quarter of the Borrower, permit the Funded Indebtedness to Total Adjusted Capitalization Ratio to exceed 0.65:1.00; provided that, following the consummation of the Florida City Gas Acquisition, as of the last day of the fiscal quarter of the Borrower during which the Florida City Gas Acquisition occurs and the last day of the immediately succeeding fiscal quarter of the Borrower, the Borrower will instead not permit the Funded Indebtedness to Total Adjusted Capitalization Ratio to exceed 0.70:1.00.”

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
CHESAPEAKE UTILITIES CORPORATION

Exhibit 10.3
(c)Clause (4) of the parenthetical in subclause (a)(v) in Section 9.9 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows: “(4) for any document or instrument governing any Indebtedness permitted by Section 9.1(b) or any Indebtedness permitted by Section 9.1(f) to the extent such Indebtedness constitutes senior notes or other Indebtedness issued by Borrower ranking pari passu with the Obligations and the Indebtedness described on Schedule 9.1”.

2.Effectiveness; Conditions Precedent. This Amendment, and the amendments contained herein, shall not be effective until the satisfaction of each of the following conditions precedent (the date the following conditions precedent are satisfied being referred to as the “Amendment Effective Date”):

(a)the Administrative Agent shall have received counterparts of this Amendment signed by an Authorized Officer, the Administrative Agent and the Required Lenders;

(b)no Event of Default or Potential Default shall have occurred and be continuing or would result after giving effect to this Amendment;

(c)the representations and warranties of the Borrower set forth in this Amendment, the Existing Credit Agreement and the other Loan Documents shall be true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event they shall be true and correct), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Section 6.6 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 8.11 of the Existing Credit Agreement; and

(d)the Borrower shall have paid all fees and expenses payable on or before the Amendment Effective Date as required by any Loan Document.

Without limiting the generality of the provisions of the last paragraph of Section 11.3 of the Existing Credit Agreement or the Amended Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.

3.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and such Lenders as follows:

(a)The representations and warranties of the Borrower are true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event they are true and correct), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in Section 6.6 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 8.11 of the Existing Credit Agreement;

(b)No Event of Default or Potential Default has occurred and is continuing or would result after giving effect to this Amendment;

(c)No Material Adverse Change has occurred since the date of the last audited financial statements of the Borrower delivered to the Administrative Agent;

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
CHESAPEAKE UTILITIES CORPORATION

Exhibit 10.3
(d)This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms;

(e)The Borrower is in compliance with each of the covenants and conditions set forth in the Amended Credit Agreement;

(f)There has been no material adverse change from any certificate, report, statement, agreement or other document or other written information previously supplied to the Administrative Agent or the Lenders furnished by or on behalf of the Borrower in connection with the transactions contemplated by this Amendment or the other Loan Documents; and

(g)All material consents, licenses and approvals required for the execution, delivery and performance by the Borrower of this Amendment and the other Loan Documents and the enforceability of this Amendment and the other Loan Documents against the Borrower is in full force and effect and none other is so required or necessary, and there exists no legal or regulatory prohibitions or restrictions to this Amendment or the other transactions contemplated herein.

4.Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 12.1 of the Amended Credit Agreement.

5.Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Existing Credit Agreement, the Amended Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. The parties hereto acknowledge and agree that the amendments contained herein do not constitute a novation of the Existing Credit Agreement, the other Loan Documents or the Indebtedness described therein and shall not affect, diminish or abrogate any Borrower’s liability under the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document.

6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (i.e., in “.pdf” or “.tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
CHESAPEAKE UTILITIES CORPORATION

Exhibit 10.3
7.Governing Law; Jurisdiction, Etc. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, AND SHALL BE FURTHER SUBJECT TO THE PROVISIONS OF SECTION 12.12 OF THE AMENDED CREDIT AGREEMENT.

8.Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.Ratification and Confirmation of Loan Documents. Borrower hereby consents to, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents (including, without limitation, the continuation of Borrower’s payment and performance obligations thereunder) and the enforceability of each Loan Document against Borrower in accordance with its terms, in each case upon and after the effectiveness of this Amendment and the amendments contemplated hereby.

10.References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Amended Credit Agreement. This Amendment shall be deemed to be a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

11.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower the Administrative Agent and each Lender, and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 12.9 of the Amended Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CHESAPEAKE UTILITIES CORPORATION

By: ___________________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: ___________________________________
Name:
Title:

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
CHESAPEAKE UTILITIES CORPORATION

Exhibit 10.3
[_______],
as a Lender

By: ___________________________________
Name:
Title:

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SIGNATURE PAGE
CHESAPEAKE UTILITIES CORPORATION